ACR Multi-Strategy Quality Return (MQR) Fund

Class I Shares (Ticker Symbol: MQRIX)

ACR International Quality Return (IQR) Fund

Class I Shares (Ticker Symbol: IQRIX)

Each a series of Investment Managers Series Trust II (the “Trust”)

Supplement dated February 9, 2023, to the Prospectus and

Statement of Additional Information (“SAI”) dated April 1, 2022.

Effective March 1, 2023, the address for ACR Alpine Capital Research, LLC (“ACR”), the investment advisor to the ACR Multi-Strategy Quality Return (MQR) Fund and ACR International Quality Return (IQR) Fund, has been changed as follows:

ACR Alpine Capital Research, LLC

190 Carondelet Plaza

Suite 1300

St Louis, MO 63105

Accordingly, all references in the Prospectus and SAI to ACR’s address are revised as indicated.

Please file this Supplement with your records.